UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): June 1, 2000




                         MDSI Mobile Data Solutions Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       CANADA                     0-28968                     Not Available
--------------------     ------------------------          ---------------------
 (Jurisdiction of        (Commission file number)            (I.R.S. Employer
   incorporation)                                            Identification No.)



                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (604) 207-6000




                                 Not Applicable
       -------------------------------------------------------------------
             (Former name or address, if changed since last report)



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ITEM 2.  Acquisition or Disposition of Assets.

     On June 1, 2000, MDSI Mobile Data Solutions Inc. (the "MDSI") consummated a merger of MDSI Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of MDSI, with and into Connectria Corporation ("Connectria"), a Missouri Corporation, pursuant to which Connectria became a wholly-owned subsidiary of MDSI. In consideration for the merger, upon its completion, each share of Connectria capital stock was converted into the right to receive .13745 shares of MDSI common stock, for a total of 845,316 shares of MDSI common stock. Each holder of Connectria capital stock who would otherwise have been entitled to receive a fraction of a share of MDSI common stock received cash in lieu thereof. This cash portion was funded using MDSI's working capital. Each option to acquire one share of Connectria capital stock was converted into an option to acquire .13745 shares of MDSI common stock, for options to acquire a total of 583,037 shares of MDSI common stock. The purchase price for Connectria was determined through negotiation of the parties, who were dealing at arm's length.

     MDSI and the shareholders of Connectria also entered into registration rights agreements, which provide for the registration of up to 20% of each shareholder's shares of MDSI common stock issued as a result of the merger.

     On the consummation of the merger, the Board of Directors of MDSI appointed Richard S. Waidmann, a founder and the President, Secretary and Chairman of Connectria, as a Director of MDSI.

ITEM 7.  Financial Statements and Exhibits.

(a)  Financial Statements of the Business Acquired.

     It is impractical to provide the required financial statements for Connectria at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date of this Form 8-K.

(b)  Pro Forma Financial Information.

     It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date of this Form 8-K.


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(c)  Exhibits.

     Exhibit
     Number         Description
     ------         -----------
      2.1           Agreement  and  Plan of  Reorganization,  dated as of May 9,
                    2000, among MDSI, MDSI Acquisition Corporation, Connectria and Certain Principal Shareholders, including a list of exhibits thereto. Such exhibits are not filed, but the registrant undertakes to furnish a copy of any such exhibit to the Securities and Exchange Commission upon request.

      4.1           Form of Voting, Lockup and Registration Rights Agreement






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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                   MDSI Mobile Data Solutions Inc.



June 14, 2000                      /s/ Kenneth Miller
----------------                   ---------------------------------------------
(Date)                             Kenneth Miller,
                                   Chief Executive Officer and Director